Exhibit 99.1

Chubb Limited

Pro Forma Segment Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Pro Forma* (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Three months ended March 31, 2015
Gross premiums written	$3,752	$978	$128	$2,972	$321	$—	$8,151	$549	$8,700
Net premiums written	2,928	909	88	2,480	295	—	6,700	516	7,216
Net premiums earned	3,074	1,007	64	2,166	228	—	6,539	498	7,037
Losses and loss expenses	1,892	767	22	1,081	98	17	3,877	164	4,041
Policy benefits	—	—	—	—	—	—	—	142	142
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(11)	(11)
Policy acquisition costs	473	220	(4)	542	53	—	1,284	113	1,397
Administrative expenses	298	83	(1)	316	15	82	793	82	875

Underwriting income (loss)	$411	$(63)	$47	$227	$62	$(99)	$585	$8	$593
Loss and loss expense ratio	61.6%	76.2%	33.3%	49.9%	42.8%		59.3%
Policy acquisition cost ratio	15.4%	21.9%	-6.0%	25.0%	23.4%		19.6%
Administrative expense ratio	9.6%	8.1%	-0.9%	14.6%	6.8%		12.2%

Combined ratio	86.6%	106.2%	26.4%	89.5%	73.0%		91.1%

Combined ratio excluding catastrophe losses and PPD	88.2%	82.6%	76.7%	91.6%	75.8%		89.2%
Gross premiums written C$ (1)	$3,743	$973	$128	$2,670	$313		$7,827	$525	$8,352
Net premiums written C$ (1)	$2,923	$904	$88	$2,219	$288		$6,422	$494	$6,916
Catastrophe losses - pre-tax	$66	$243	$1	$5	$—	$—	$315
Prior period development (PPD) - (favorable) unfavorable - pre-tax	$(115)	$(5)	$(33)	$(50)	$(6)	$17	$(192)
Loss and loss expense ratio excluding catastrophe losses and PPD	63.2%	52.6%	83.2%	52.0%	45.6%		57.5%

(1)	In constant dollars. The Q1 2015 results were translated using the comparable current period (2016) local currency exchange rates. See non-GAAP financial measures.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Q1 2015 Pro Forma	Page 1

Chubb Limited

Pro Forma Segment Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Pro Forma* (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Three months ended June 30, 2015
Gross premiums written	$4,048	$1,872	$566	$2,713	$298	$—	$9,497	$553	$10,050
Net premiums written	3,253	1,550	379	2,136	266	—	7,584	524	8,108
Net premiums earned	3,114	1,160	321	2,170	227	—	6,992	511	7,503
Losses and loss expenses	1,808	676	273	1,080	73	60	3,970	148	4,118
Policy benefits	—	—	—	—	—	—	—	153	153
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(6)	(6)
Policy acquisition costs	492	199	23	558	61	—	1,333	123	1,456
Administrative expenses	297	102	4	305	15	68	791	83	874

Underwriting income (loss)	$517	$183	$21	$227	$78	$(128)	$898	$10	$908
Loss and loss expense ratio	58.0%	58.2%	85.3%	49.8%	32.5%		56.8%
Policy acquisition cost ratio	15.8%	17.2%	7.2%	25.7%	26.3%		19.0%
Administrative expense ratio	9.6%	8.9%	1.1%	14.0%	6.2%		11.3%

Combined ratio	83.4%	84.3%	93.6%	89.5%	65.0%		87.1%

Combined ratio excluding catastrophe losses and PPD	88.1%	77.5%	91.4%	90.7%	80.2%		88.0%
Gross premiums written C$ (1)	$4,038	$1,868	$566	$2,569	$296		$9,337	$537	$9,874
Net premiums written C$ (1)	$3,242	$1,546	$379	$2,020	$265		$7,452	$510	$7,962
Catastrophe losses - pre-tax	$100	$95	$7	$66	$6	$—	$274
Prior period development (PPD) - (favorable) unfavorable - pre-tax	$(246)	$(17)	$—	$(90)	$(41)	$58	$(336)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.8%	51.5%	83.1%	50.9%	47.7%		57.7%

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Six months ended June 30, 2015
Gross premiums written	$7,800	$2,850	$694	$5,685	$619	$—	$17,648	$1,102	$18,750
Net premiums written	6,181	2,459	467	4,616	561	—	14,284	1,040	15,324
Net premiums earned	6,188	2,167	385	4,336	455	—	13,531	1,009	14,540
Losses and loss expenses	3,700	1,443	295	2,161	171	77	7,847	312	8,159
Policy benefits	—	—	—	—	—	—	—	295	295
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(17)	(17)
Policy acquisition costs	965	419	19	1,100	114	—	2,617	236	2,853
Administrative expenses	595	185	3	621	30	150	1,584	165	1,749

Underwriting income (loss)	$928	$120	$68	$454	$140	$(227)	$1,483	$18	$1,501
Loss and loss expense ratio	59.8%	66.6%	76.6%	49.9%	37.7%		58.0%
Policy acquisition cost ratio	15.6%	19.3%	5.0%	25.4%	24.8%		19.3%
Administrative expense ratio	9.6%	8.6%	0.7%	14.2%	6.5%		11.7%

Combined ratio	85.0%	94.5%	82.3%	89.5%	69.0%		89.0%

Combined ratio excluding catastrophe losses and PPD	88.2%	79.9%	88.9%	91.2%	78.0%		88.6%
Gross premiums written C$ (1)	$7,781	$2,841	$694	$5,239	$609		$17,164	$1,062	$18,226
Net premiums written C$ (1)	$6,165	$2,450	$467	$4,239	$553		$13,874	$1,004	$14,878
Catastrophe losses - pre-tax	$166	$338	$8	$71	$6	$—	$589
Prior period development (PPD) - (favorable) unfavorable - pre-tax	$(361)	$(22)	$(33)	$(140)	$(47)	$75	$(528)
Loss and loss expense ratio excluding catastrophe losses and PPD	63.0%	52.0%	83.1%	51.5%	46.6%		57.6%

(1)	In constant dollars. The estimated Q2 and six months ended June 30, 2015 constant dollar amounts were translated using the comparable current periods’ (2016) local currency exchange rates. See non-GAAP financial measures.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Q2 2015 Pro Forma	Page 2

Chubb Limited

Pro Forma Segment Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Pro Forma* (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Three months ended September 30, 2015
Gross premiums written	$3,906	$1,368	$1,243	$2,526	$191	$—	$9,234	$546	$9,780
Net premiums written	3,186	1,210	737	2,057	185	—	7,375	515	7,890
Net premiums earned	3,156	1,147	739	2,146	212	—	7,400	503	7,903
Losses and loss expenses	1,798	629	624	948	21	114	4,134	165	4,299
Policy benefits	—	—	—	—	—	—	—	89	89
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	49	49
Policy acquisition costs	517	211	42	563	52	—	1,385	120	1,505
Administrative expenses	288	98	—	290	13	84	773	83	856

Underwriting income (loss)	$553	$209	$73	$345	$126	$(198)	$1,108	$(3)	$1,105
Loss and loss expense ratio	57.0%	54.9%	84.5%	44.2%	9.7%		55.9%
Policy acquisition cost ratio	16.3%	18.4%	5.7%	26.2%	24.3%		18.7%
Administrative expense ratio	9.2%	8.5%	0.0%	13.5%	6.3%		10.4%

Combined ratio	82.5%	81.8%	90.2%	83.9%	40.3%		85.0%

Combined ratio excluding catastrophe losses and PPD	88.4%	77.6%	90.8%	92.7%	75.4%		88.9%
Gross premiums written C$ (1)	$3,906	$1,368	$1,243	$2,437	$187		$9,141	$537	$9,678
Net premiums written C$ (1)	$3,186	$1,210	$737	$1,976	$183		$7,292	$507	$7,799
Catastrophe losses - pre-tax	$18	$30	$—	$42	$11	$—	$101
Prior period development (PPD) - (favorable) unfavorable - pre-tax	$(202)	$19	$(5)	$(231)	$(84)	$114	$(389)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.9%	50.7%	85.1%	52.9%	45.3%		59.8%

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Nine months ended September 30, 2015
Gross premiums written	$11,706	$4,218	$1,937	$8,211	$810	$—	$26,882	$1,648	$28,530
Net premiums written	9,367	3,669	1,204	6,673	746	—	21,659	1,555	23,214
Net premiums earned	9,344	3,314	1,124	6,482	667	—	20,931	1,512	22,443
Losses and loss expenses	5,498	2,072	919	3,109	192	191	11,981	477	12,458
Policy benefits	—	—	—	—	—	—	—	384	384
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	32	32
Policy acquisition costs	1,482	630	61	1,663	166	—	4,002	356	4,358
Administrative expenses	883	283	3	911	43	234	2,357	248	2,605

Underwriting income (loss)	$1,481	$329	$141	$799	$266	$(425)	$2,591	$15	$2,606
Loss and loss expense ratio	58.8%	62.5%	81.8%	48.0%	28.8%		57.2%
Policy acquisition cost ratio	15.9%	19.1%	5.4%	25.7%	24.6%		19.1%
Administrative expense ratio	9.5%	8.5%	0.3%	14.0%	6.5%		11.3%

Combined ratio	84.2%	90.1%	87.5%	87.7%	59.9%		87.6%

Combined ratio excluding catastrophe losses and PPD	88.2%	79.1%	90.1%	91.7%	77.2%		88.7%
Gross premiums written C$ (1)	$11,687	$4,209	$1,937	$7,676	$796		$26,305	$1,599	$27,904
Net premiums written C$ (1)	$9,351	$3,660	$1,204	$6,215	$736		$21,166	$1,511	$22,677
Catastrophe losses - pre-tax	$184	$368	$8	$113	$17	$—	$690
Prior period development (PPD) - (favorable) unfavorable - pre-tax	$(563)	$(3)	$(38)	$(371)	$(131)	$189	$(917)
Loss and loss expense ratio excluding catastrophe losses and PPD	63.0%	51.5%	84.4%	51.9%	46.2%		58.4%

(1)	In constant dollars. The estimated Q3 and Q4 2015 constant dollar amounts were translated using May 2016 local currency exchange rates. These estimated constant dollar amounts will be updated in future filings. See non-GAAP financial measures.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Q3 2015 Pro Forma	Page 3

Chubb Limited

Pro Forma Segment Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Pro Forma* (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Three months ended December 31, 2015
Gross premiums written	$4,237	$1,226	$270	$2,515	$111	$—	$8,359	$572	$8,931
Net premiums written	3,247	1,093	142	2,078	111	—	6,671	538	7,209
Net premiums earned	3,140	1,140	240	2,084	208	—	6,812	531	7,343
Losses and loss expenses	1,844	597	178	1,011	103	102	3,835	171	4,006
Policy benefits	—	—	—	—	—	—	—	159	159
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(13)	(13)
Policy acquisition costs	498	228	8	547	48	1	1,330	138	1,468
Administrative expenses	304	96	(2)	287	12	83	780	80	860

Underwriting income (loss)	$494	$219	$56	$239	$45	$(186)	$867	$(4)	$863
Loss and loss expense ratio	58.7%	52.4%	73.9%	48.5%	49.2%		56.3%
Policy acquisition cost ratio	15.9%	20.0%	3.4%	26.3%	23.6%		19.5%
Administrative expense ratio	9.6%	8.5%	-0.9%	13.7%	5.8%		11.5%

Combined ratio	84.2%	80.9%	76.4%	88.5%	78.6%		87.3%

Combined ratio excluding catastrophe losses and PPD	88.5%	80.9%	79.2%	91.2%	77.8%		88.6%
Gross premiums written C$ (1)	$4,240	$1,228	$270	$2,508	$110		$8,356	$569	$8,925
Net premiums written C$ (1)	$3,250	$1,095	$142	$2,067	$110		$6,664	$534	$7,198
Catastrophe reinstatement premiums collected (expensed) - pre-tax	$—	$—	$—	$(2)	$1	$—	$(1)
Catastrophe losses - pre-tax	$84	$15	$1	$49	$9	$—	$158
Prior period development (PPD) - (favorable) unfavorable - pre-tax	$(220)	$(15)	$(7)	$(106)	$(7)	$102	$(253)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.9%	52.4%	75.4%	51.2%	48.4%		57.6%

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Twelve months ended December 31, 2015
Gross premiums written	$15,943	$5,444	$2,207	$10,726	$921	$—	$35,241	$2,220	$37,461
Net premiums written	12,614	4,762	1,346	8,751	857	—	28,330	2,093	30,423
Net premiums earned	12,484	4,454	1,364	8,566	875	—	27,743	2,043	29,786
Losses and loss expenses	7,342	2,669	1,097	4,120	295	293	15,816	648	16,464
Policy benefits	—	—	—	—	—	—	—	543	543
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	19	19
Policy acquisition costs	1,980	858	69	2,210	214	1	5,332	494	5,826
Administrative expenses	1,187	379	1	1,198	55	317	3,137	328	3,465

Underwriting income (loss)	$1,975	$548	$197	$1,038	$311	$(611)	$3,458	$11	$3,469
Loss and loss expense ratio	58.8%	59.9%	80.4%	48.1%	33.7%		57.0%
Policy acquisition cost ratio	15.9%	19.3%	5.1%	25.8%	24.4%		19.2%
Administrative expense ratio	9.5%	8.5%	0.0%	14.0%	6.3%		11.3%

Combined ratio	84.2%	87.7%	85.5%	87.9%	64.4%		87.5%

Combined ratio excluding catastrophe losses and PPD	88.3%	79.5%	88.2%	91.5%	77.3%		88.7%
Gross premiums written C$ (1)	$15,927	$5,437	$2,207	$10,184	$906		$34,661	$2,168	$36,829
Net premiums written C$ (1)	$12,601	$4,755	$1,346	$8,282	$846		$27,830	$2,045	$29,875
Catastrophe reinstatement premiums collected (expensed) - pre-tax	$—	$—	$—	$(2)	$1	$—	$(1)
Catastrophe losses - pre-tax	$268	$383	$9	$162	$26	$—	$848
Prior period development (PPD) - (favorable) unfavorable - pre-tax	$(783)	$(18)	$(45)	$(477)	$(138)	$291	$(1,170)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.9%	51.7%	82.8%	51.8%	46.7%		58.2%

(1)	In constant dollars. The estimated Q3 and Q4 2015 constant dollar amounts were translated using May 2016 local currency exchange rates. These estimated constant dollar amounts will be updated in future filings. See non-GAAP financial measures.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Q4 2015 Pro Forma	Page 4

Chubb Limited

Non-GAAP Financial Measures - 1

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures

We provide financial measures such as gross premiums written and net premiums written on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior periods results using the same local currency exchange rates as the comparable current period.

Pro forma measures presented throughout this document are prepared exclusive of purchase accounting (PGAAP) adjustments in order to present the underlying profitability of our insurance business. We believe that excluding these adjustments provides visibility and comparability into our results.

The following table presents the reconciliation of Pro Forma underwriting income for the three months ended March 31, 2015 excluding purchase accounting adjustments, as shown on page 1 of this exhibit, to Pro Forma results calculated in accordance with SEC guidance under Article 11:

	As Reported				PGAAP adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment	Pro forma*	elimination	amortization	2015 (2)

Three months ended March 31, 2015
Net premiums written	$4,076	$3,106	$34	$7,216			$7,216
Net premiums earned	3,927	3,105	5	7,037			7,037
Losses and loss expenses	2,122	1,920	(1)	4,041			4,041
Policy benefits	142	—	—	142			142
(Gains) losses from fair value changes in separate account assets	(11)	—	—	(11)			(11)
Policy acquisition costs	707	626	64	1,397	(543)		854
Amortization of acquired UPR intangible	—	—	—	—		674	674
Administrative expenses	554	354	(33)	875			875

Underwriting income (loss)	$413	$205	$(25)	$593			$462

(1)	As if acquisition occurred on January 1, 2015.
(2)	Based on SEC guidance under Article 11.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 1	Page 5

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars)

(Unaudited)

The following tables present the reconciliation of Pro Forma underwriting income for the three and six months ended June 30, 2015 excluding purchase accounting adjustments, as shown on page 2 of this exhibit, to Pro Forma results calculated in accordance with SEC guidance under Article 11:

	As Reported				PGAAP adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment	Pro forma*	elimination	amortization	2015 (2)
Three months ended June 30, 2015
Net premiums written	$4,784	$3,309	$15	$8,108			$8,108
Net premiums earned	4,360	3,133	10	7,503			7,503
Losses and loss expenses	2,419	1,707	(8)	4,118			4,118
Policy benefits	153	—	—	153			153
(Gains) losses from fair value changes in separate account assets	(6)	—	—	(6)			(6)
Policy acquisition costs	727	652	77	1,456	(395)		1,061
Amortization of acquired UPR intangible	—	—	—	—		489	489
Administrative expenses	578	346	(50)	874			874

Underwriting income (loss)	$489	$428	$(9)	$908			$814

	As Reported				PGAAP adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment	Pro forma*	elimination	amortization	2015 (2)
Six months ended June 30, 2015
Net premiums written	$8,860	$6,415	$49	$15,324			$15,324
Net premiums earned	8,287	6,238	15	14,540			14,540
Losses and loss expenses	4,541	3,627	(9)	8,159			8,159
Policy benefits	295	—	—	295			295
(Gains) losses from fair value changes in separate account assets	(17)	—	—	(17)			(17)
Policy acquisition costs	1,434	1,278	141	2,853	(938)		1,915
Amortization of acquired UPR intangible	—	—	—	—		1,163	1,163
Administrative expenses	1,132	700	(83)	1,749			1,749

Underwriting income (loss)	$902	$633	$(34)	$1,501			$1,276

(1)	As if acquisition occurred on January 1, 2015.
(2)	Based on SEC guidance under Article 11.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 2	Page 6

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars)

(Unaudited)

The following tables present the reconciliation of Pro Forma underwriting income for the three and nine months ended September 30, 2015 excluding purchase accounting adjustments, as shown on page 3 of this exhibit, to Pro Forma results calculated in accordance with SEC guidance under Article 11:

	As Reported				PGAAP adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment	Pro forma*	elimination	amortization	2015 (2)
Three months ended September 30, 2015
Net premiums written	$4,709	$3,171	$10	$7,890			$7,890
Net premiums earned	4,719	3,166	18	7,903			7,903
Losses and loss expenses	2,647	1,633	19	4,299			4,299
Policy benefits	89	—	—	89			89
(Gains) losses from fair value changes in separate account assets	49	—	—	49			49
Policy acquisition costs	771	663	71	1,505	(247)		1,258
Amortization of acquired UPR intangible	—	—	—	—		288	288
Administrative expenses	568	345	(57)	856			856

Underwriting income (loss)	$595	$525	$(15)	$1,105			$1,064

	As Reported				PGAAP adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment	Pro forma*	elimination	amortization	2015 (2)
Nine months ended September 30, 2015
Net premiums written	$13,569	$9,586	$59	$23,214			$23,214
Net premiums earned	13,006	9,404	33	22,443			22,443
Losses and loss expenses	7,188	5,260	10	12,458			12,458
Policy benefits	384	—	—	384			384
(Gains) losses from fair value changes in separate account assets	32	—	—	32			32
Policy acquisition costs	2,205	1,941	212	4,358	(1,185)		3,173
Amortization of acquired UPR intangible	—	—	—	—		1,451	1,451
Administrative expenses	1,700	1,045	(140)	2,605			2,605

Underwriting income (loss)	$1,497	$1,158	$(49)	$2,606			$2,340

(1)	As if acquisition occurred on January 1, 2015.
(2)	Based on SEC guidance under Article 11.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 3	Page 7

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars)

(Unaudited)

The following tables present the reconciliation of Pro Forma underwriting income for the three and twelve months ended December 31, 2015 excluding purchase accounting adjustments, as shown on page 4 of this exhibit, to Pro Forma results calculated in accordance with SEC guidance under Article 11:

	As Reported				PGAAP adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment	Pro forma*	elimination	amortization	2015 (2)
Three months ended December 31, 2015
Net premiums written	$4,144	$3,047	$18	$7,209			$7,209
Net premiums earned	4,207	3,114	22	7,343			7,343
Losses and loss expenses	2,305	1,693	8	4,006			4,006
Policy benefits	159	—	—	159			159
(Gains) losses from fair value changes in separate account assets	(13)	—	—	(13)			(13)
Policy acquisition costs	736	652	80	1,468	(99)		1,369
Amortization of acquired UPR intangible	—	—	—	—		99	99
Administrative expenses	570	334	(44)	860			860

Underwriting income (loss)	$450	$435	$(22)	$863			$863

	As Reported				PGAAP adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment	Pro forma*	elimination	amortization	2015 (2)
Twelve months ended December 31, 2015
Net premiums written	$17,713	$12,633	$77	$30,423			$30,423
Net premiums earned	17,213	12,518	55	29,786			29,786
Losses and loss expenses	9,493	6,953	18	16,464			16,464
Policy benefits	543	—	—	543			543
(Gains) losses from fair value changes in separate account assets	19	—	—	19			19
Policy acquisition costs	2,941	2,593	292	5,826	(1,284)		4,542
Amortization of acquired UPR intangible	—	—	—	—		1,550	1,550
Administrative expenses	2,270	1,379	(184)	3,465			3,465

Underwriting income (loss)	$1,947	$1,593	$(71)	$3,469			$3,203

(1)	As if acquisition occurred on January 1, 2015.
(2)	Based on SEC guidance under Article 11.
*	2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 4	Page 8